UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2017
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 20, 2017, The Buckle, Inc. (the "Company") issued a press release announcing that the Board of Directors, acting on the recommendation of the Company’s Audit Committee, has elected Thomas B. Heacock as the Company’s Vice President of Finance, Treasurer and Chief Financial Officer, effective immediately. Mr. Heacock previously served as the Company’s Vice President of Finance, Treasurer and Corporate Controller. He was appointed to this position in December 2014, after having served as Treasurer and Corporate Controller since March 2011. Mr. Heacock has been employed by the Company since October 2003 and has served as Corporate Controller since February 2007. Prior to joining the Company, he was employed by Ernst & Young, LLP. Mr. Heacock replaces Karen B. Rhoads as the Company’s Chief Financial Officer, who in May announced her intention to retire from the Company. Mr. Heacock is the son-in-law of Dennis H. Nelson, who serves as President and Chief Executive Officer and a Director of the Company.

Mr. Heacock will be paid a base salary of $335,000 and will continue to participate in the 2017 executive compensation program as outlined in the proxy statement for the Company's 2017 Annual Meeting of Stockholders. Compensation elements include (i) base salary; (ii) incentive cash bonus, based on the actual performance of the Company; (ii) potential discretionary cash bonus; (iii) benefits including a health and welfare plan, 401(k) plan, and supplemental non-qualified deferred compensation plan (to provide officers with a benefit comparable to that being currently provided to other employees under the 401(k) plan); and (iv)shares of Restricted Stock (granted annually on the first day of the fiscal year).

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1 Press Release Dated July 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: July 21, 2017	By:	/s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release Dated July 20, 2017